Exhibit 10.3



                                    AMENDMENT
                               TO RIGHTS AGREEMENT

     This Amendment dated as of November 15, 2004, is among C&D Technologies, Inc., a Delaware corporation (the "Company"), Mellon Investor Services (formerly known as Chasemellon Shareholder Services, L.L.C.) (the "Resigning Rights Agent") and the Bank of New York, a New York banking corporation (the "Successor Rights Agent"), and amends the Rights Agreement, dated as of February 22, 2000 (the "Rights Agreement"), between the Company and the Resigning Rights Agent.


                                    RECITALS

     A. The Company and the Resigning Rights Agent are currently parties to the Rights Agreement, under which the Resigning Agent serves as Rights Agent.

     B. The Resigning Rights Agent intends to resign as Rights Agent; the Company intends to appoint the Successor Rights Agent to succeed the Resigning Rights Agent as Rights Agent; the Successor Rights Agent wishes to accept appointment as successor Rights Agent; and the parties hereto wish to make certain changes to the Rights Agreement to facilitate this succession.

     NOW, THEREFORE, the Company, the Resigning Rights Agent and the Successor Rights Agent agree as follows:

1.   Resigning Rights Agent

          Pursuant to Section 21 of the Rights Agreement, the Resigning Rights Agent hereby notifies the Company that it is resigning as Rights Agent under the Rights Agreement, its resignation to be effective as of 12:00 a.m., New York time, November 30, 2004. The Company hereby accepts the resignation of the Resigning Rights Agent as Rights Agent.

2.   Appointment of Successor Rights Agent

          The Company hereby appoints the Successor Rights Agent as successor Rights Agent under the Rights Agreement, effective as of 12:01 a.m., New York time, December 1, 2004 and the Successor Rights agent hereby accepts such appointment, subject to all the terms and conditions of the Rights Agreement as amended hereby.

3.   Amendment of Rights Agreement

          The parties hereto agree that the Rights Agreement shall be amended as provided below, effective as of the date of this Amendment except as may otherwise be provided below:

          (a) From and after the time that the appointment of the Successor Rights Agent as successor Rights Agent is effective, all references in the Rights Agreement (including all exhibits thereto) to the Resigning Rights Agent as Rights Agent shall be deemed to refer to the Successor Rights Agent as successor Rights Agent. From and after the effective date of this Amendment, all references in the Rights Agreement to the Rights Agreement shall be deemed to refer to the Rights Agreement as amended by this Amendment.

          (b) Section 3(c) of the Rights Agreement is amended as of the time of appointment of the Successor Rights Agent as successor Rights Agent by adding the following immediately after the legend appearing herein:

               On December 1, 2004, The Bank of New York succeeded Mellon Investor Services as Rights Agent.

          (c) Section 26 of the Rights Agreement is amended by deleting the name and address of the Resigning Rights Agent and substituting therefor the following:

               The Bank of New York
               101 Barclay Street, Floor 12 West
               New York, NY  10286
               Attention: Stock Transfer Administration

          (d) Section 31 of the Rights Agreement is amended by changing the references therein from "Delaware" to "New York"



ATTEST:                                      C&D TECHNOLOGIES, INC.

By:  /s/ Robert T. Marley                    By:  /s/ Stephen E Markert, Jr.
     ------------------------------               ------------------------------

Its: V.P. Treasurer                          Its: VP - CFO
     Robert T. Marley
     ------------------------------               ------------------------------



ATTEST:                                      THE BANK OF NEW YORK

By:  /s/ D. DiToro                           By:  /s/ Eon Canzius
     ------------------------------               ------------------------------

Its: Douglas DiToro                          Its: Eon Canzius
     Assistant Treasurer                          Vice President
     ------------------------------               ------------------------------




ATTEST:                                      MELLON INVESTOR SERVICES

By:  /s/ Thomas R Watt                       By:  /s/ Regina Brown
     ------------------------------               ------------------------------

Its: Thomas R. Watt,                         Its: Regina Brown,
     Vice President                               Vice Presdent
     ------------------------------               ------------------------------